UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 8, 2018
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2018, TRI Pointe Group, Inc. (the “Company”) announced that Bradley W. Blank, the Company’s Vice President, General Counsel and Secretary, is transitioning to the role of President of Winchester® Homes, the Company’s Maryland-based homebuilding brand. In connection with the transition, Mr. Blank resigned as Vice President, General Counsel and Secretary of the Company effective as of January 8, 2018.
On January 8, 2018, the Company also announced that David C. Lee has been appointed as Vice President, General Counsel and Secretary of the Company. Mr. Lee joins the Company from K&L Gates LLP.

Item 9.01.	Financial Statements and Exhibits

(d) List of Exhibits

Exhibit No.	Description
99.1	Press Release dated January 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 8, 2018

TRI Pointe Group, Inc.

By:	/s/ Douglas F. Bauer
Douglas F. Bauer Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 8, 2018